Exhibit 99.2

NOTICE TO U.S. HOLDERS OF GUOTAI JUNAN SHARES AND HAITONG SHARES

IMPORTANT: You must read the following disclaimer before continuing. The following disclaimer applies to the following announcements and you are therefore advised to read the following disclaimer carefully before accessing, reading or making any other use of the following announcements. In, and as a result of, accessing this document you agree, and you are deemed to agree, to be bound by the following terms and conditions.

The Proposed Merger will involve the exchange of securities of two joint stock companies incorporated in the PRC with limited liability and is subject to Hong Kong disclosure requirements, which are different from those of the United States. U.S. holders of Guotai Junan Shares or Haitong Shares may encounter difficulty enforcing their rights and any claims arising under the U.S. federal securities laws, as each of Guotai Junan Securities and Haitong Securities is located in a country outside the United States and some or all of their respective officers and directors may be residents of a country other than the United States. U.S. holders of Guotai Junan Shares or Haitong Shares may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, U.S. holders of Guotai Junan Shares or Haitong Shares may encounter difficulty compelling a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

Securities may not be offered or sold in the United States absent registration under the U.S. Securities Act, or pursuant to an exemption from such registration. The shares to be issued under the Proposed Placement will not be registered under the U.S. Securities Act or under the securities laws of any jurisdiction of the U.S. and will be issued in a transaction exempt from registration under the U.S. Securities Act. The Guotai Junan Shares to be issued pursuant to the Proposed Merger are not, and will not be, registered under the U.S. Securities Act or under the securities laws of any jurisdiction of the U.S. and will be issued to U.S. holders of Haitong Shares in reliance on the exemption from registration provided by Rule 802 under the U.S. Securities Act and in reliance on available exemptions from any state law registration requirements and/or any applicable securities laws. The Guotai Junan Shares to be issued pursuant to the Proposed Merger will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act to the same extent and proportion as the Haitong Shares for which they were exchanged in the Proposed Merger.

Neither the U.S. Securities and Exchange Commission nor any U.S. state securities commission has approved or disapproved of the Guotai Junan Shares to be issued in connection with the Proposed Merger, or determined if the following announcements are accurate or complete. Any representation to the contrary is a criminal offence. In accordance with the exemption from the registration requirements of the U.S. Securities Act provided by Rule 802 thereunder with respect to the Guotai Junan Shares to be issued in connection with the Proposed Merger, Guotai Junan Securities will submit to the US Securities and Exchange Commission any informational document it publishes or otherwise disseminates to holders of Haitong Shares related to the Proposed Merger.

The receipt of Guotai Junan Shares or cash proceeds from the exercise of the put options pursuant to the Proposed Merger by a U.S. holder of Guotai Junan Shares or Haitong Shares (as applicable) may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other tax laws. Each holder of Guotai Junan Shares and Haitong Shares is urged to consult an independent professional adviser immediately regarding applicable tax consequences of the Proposed Merger.

Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement.

This announcement appears for information purposes only and does not constitute an invitation or offer to acquire, purchase or subscribe for securities of the Company, nor is it any solicitation of any vote or approval in any jurisdiction.

This announcement is not for release, publication or distribution, in whole or in part, in, into or from any jurisdiction where to do so would constitute a violation of the applicable laws or regulations of such jurisdiction.

Guotai Junan Securities Co., Ltd.

國泰君安証券股份有限公司

(A joint stock company incorporated in the People’s Republic of China with limited liability)

(Stock Code: 02611)

PROPOSED MERGER AND SHARE EXCHANGE OF

GUOTAI JUNAN SECURITIES AND HAITONG SECURITIES

ANNOUNCEMENT PUBLISHED ON THE

SHANGHAI STOCK EXCHANGE

Reference is made to (i) the trading halt announcement published by Guotai Junan Securities Co., Ltd. (the “Company”) dated 5 September 2024 and (ii) the joint announcement published by the Company and Haitong Securities Co., Ltd. (“Haitong Securities”) on 9 October 2024 regarding the Proposed Merger pursuant to Rule 3.5 of the Takeovers Code (the “Joint Announcement”). Unless otherwise defined, capitalised terms used in this announcement shall have the same meanings as those defined in the Joint Announcement.

The Company is a joint stock company incorporated in the PRC with limited liability, whose H shares and A shares are listed and traded on the Hong Kong Stock Exchange (stock code: 02611) and the Shanghai Stock Exchange (stock code: 601211), respectively.

Haitong Securities is a joint stock limited company incorporated in the PRC with limited liability, whose Haitong H shares and Haitong A shares are listed and traded on the Hong Kong Stock Exchange (stock code: 06837) and the Shanghai Stock Exchange (stock code: 600837), respectively.

In compliance with the Administrative Measures for the Material Asset Restructuring of Listed Companies (Order of CSRC (No.214)) promulgated by the CSRC and other PRC rules and regulations relating to the material asset restructuring of the Company and Haitong Securities, the Company has published a proposal in relation to the Proposed Merger and the Proposed Placement (the “Proposal”) on the Shanghai Stock Exchange on 9 October 2024.

The original Chinese version and the English translation of an extract of the relevant parts of the Proposal containing material information with Takeovers Code implications are attached to this announcement in the Appendix. The full text of the Proposal is published in Chinese on the website of the Shanghai Stock Exchange (www.sse.com.cn).

H-share holders of the Company and potential investors in the securities of the Company are advised to refer to the announcements and other documents published by the Company on the website of the Hong Kong Stock Exchange for information regarding the Proposed Merger.

WARNING: The Effectiveness Conditions must be fulfilled before the Merger Agreement becomes effective. Therefore, the Merger Agreement may or may not become effective. H-share holders of the Company and potential investors in the securities of the Company should be aware that the Proposed Merger is subject to the conditions set out in the Joint Announcement being satisfied or waived, as applicable, and the Company does not provide any assurance that any or all Conditions can be satisfied, and thus the Merger Agreement may or may not become effective or, if effective, may or may not be implemented or completed. Shareholders of the Company and potential investors in the securities of the Company should therefore exercise caution when dealing in Guotai Junan H Shares. Persons who are in doubt as to the action they should take should consult their stockbroker, bank manager, solicitor or other professional adviser.

By order of the Board
Guotai Junan Securities Co., Ltd.
ZHU Jian
Chairman

Shanghai, the PRC

9 October 2024

As at the date of this announcement, the executive directors of the Company are Mr. ZHU Jian and Mr. LI Junjie; the non-executive directors of the Company are Mr. LIU Xinyi, Ms. GUAN Wei, Mr. ZHONG Maojun, Mr. CHEN Hua, Mr. SUN Minghui, Mr. ZHANG Manhua, Mr. WANG Tao and Mr. CHEN Yijiang; and the independent non-executive directors of the Company are Mr. DING Wei, Mr. LI Renjie, Mr. BAI Wei, Mr. WANG Guogang, Mr. YIM, Chi Hung Henry and Mr. PU Yonghao.

The directors of the Company jointly and severally accept full responsibility for the accuracy of the information contained in this announcement, and confirm, having made all reasonable inquiries, that to the best of their knowledge, opinions expressed in this announcement have been arrived at after due and careful consideration and there are no other facts not contained in this announcement, the omission of which would make any statement in this announcement misleading.

APPENDIX

EXTRACTS OF THE PROPOSAL

(English translation version)

•	KEY REMINDER — II. Nature of the Proposed Transaction — (III) Whether the Proposed Transaction constitutes a listing through restructuring (page 13 of the Proposal)

•	SECTION ONE — OVERVIEW OF THE PROPOSED TRANSACTION — IV. Nature of the Proposed Transaction — (III) Whether the Proposed Transaction constitutes a listing through restructuring (page 39 of the Proposal)

•	SECTION TWO — DESCRIPTION OF PARTIES INVOLVED IN THE MERGER AND SHARE-FOR-SHARE EXCHANGE — III. Description of controlling shareholder and de facto controller — (III) Impact of the Proposed Transaction on the shareholding structure (page 55 of the Proposal)

The controlling shareholder and de facto controller of Guotai Junan Securities, being Shanghai State-owned Assets Management Co., Ltd. (“Shanghai SAM”) and Shanghai International Group Co., Ltd. (“Shanghai International”), respectively, have not changed during the 36 months prior to the proposed transaction (the Proposed Merger and the Proposed Placement, collectively, the “Proposed Transaction”). The Proposed Transaction will not result in any change in control over Guotai Junan Securities.

•	KEY REMINDER — III. Implications of the Proposed Transaction on the Post-Merger Company — (I) Implications of the Proposed Transaction on the principal businesses of the Post-Merger Company (pages 13 - 14 of the Proposal)

Guotai Junan Securities actively serves the key strategies of the People’s Republic of China (“PRC”) and has given top priority to building its service systems for retail, institutional and corporate customers. Meanwhile, it has excelled in five key areas, including technology finance, green finance, inclusive finance, pension finance and digital finance, which underpinned its capacity in five business segments, including wealth management, investment banking, institution and trading, investment management and international business. It has constantly promoted crossline and cross-divisional collaboration domestically and abroad, thereby gradually improving the “customer-centric” integrated service system. As of the end of June 2024, the total assets of Guotai Junan Securities amounted to RMB898.060 billion, with 37 securities branch offices, 345 securities branches and 25 futures branch offices in Mainland China, and offshore institutions in Hong Kong, Macau, the United States, the United Kingdom, Singapore, Vietnam, etc.

With an emphasis on serving PRC’s strategy and the real economy and focusing on a “customer-centric” philosophy, Haitong Securities has established core businesses in brokerage business, investment banking, asset management and other intermediary businesses,, with complementary areas in capital intermediary business and investment business, and strengthened its capability in five businesses, including capital and investment management, investment bank business origination and sales and pricing, asset management, institutional brokerage and sales transactions, and wealth management. Moreover, emphasizing on deepening the supply-side structural reform in finance, Haitong Securities has explored the synchronized operational models of “investment banking – investment – research” and “institutional business – asset management – wealth management” to better serve the real economy and meet demands for social wealth management. As of the end of June 2024, the total assets of Haitong Securities amounted to RMB721.415 billion, with 29 securities branch offices, 311 securities branches, 11 futures branch offices, 34 futures branches in Mainland China. Haitong Securities has also established branches, subsidiaries and representative offices across 15 countries and regions in the five continents (Asia, Europe, North America, South America and Oceania) around the world.

After the Proposed Merger, the principal business of the Post-Merger Company will remain unchanged, and its core competitiveness in areas including capital strength, customer base, service capabilities and operation management will be significantly enhanced.

1.	Stronger and more stable customer base

After the Proposed Merger, the Post-Merger Company will have one of the largest customer bases in the industry and comprehensively lead the market in retail, institutional and corporate customer base. It will continuously drive the improvement of customer stickiness and the growth of customer base with the help of its stronger branding effect and scale advantage. The Post-Merger Company will adopt a more reasonable business network layout to achieve absolute leadership in economically developed regions and in-depth coverage nationwide. It is expected that the Post-Merger Company will further expand the coverage of customer services and improve the efficiency of gaining customers through its advantages in terms of channels. Leveraging on the benefits of complementary licenses and other resource endowments, the advantage of the Post-Merger Company in providing integrated services will be significantly improved, thereby enhancing customer stickiness and increasing single-customer value through cross-selling of businesses and in-depth customer management.

2.	More professional and comprehensive service capabilities

After the Proposed Merger, in respect of wealth management business, the Post- Merger Company will attain a significant leading edge in brokerage business and margin financing and securities lending business, and is expected to further enhance its asset allocation capabilities by utilizing a stronger investment advisory team and existing business advantages, thereby driving sustained and stable growth in the scale of assets under management. In respect of investment banking business, the business advantages of the Post-Merger Company on The Science and Technology Innovation Board of the Shanghai Stock Exchange will be significantly expanded, especially in key industries such as integrated circuits and biomedicine. It is expected that the synchronized operational model of “investment banking – investment – investment research” will be expanded, customer coverage will be widened and the market share of various businesses will be improved. In respect of institution and trading business, the Post-Merger Company will comprehensively enhance its service capabilities offered to key customers such as public funds and private equity funds. The complementary licenses and strengthened capabilities of the equity derivatives and FICC businesses will reinforce the Post-Merger Company’s advantages in integrated services, thereby enhancing the business scale and return on investment. In respect of investment management business, the scale of public funds of the Post-Merger Company will increase significantly, and the scale of securities broker asset management and private equity funds will rank among the top in the industry. More comprehensive business qualifications and a larger customer network will enable the company to further strengthen its products and services advantages and accelerate the increase of its scale in assets under management and revenue contribution.

3.	More intensive and efficient operation management

After the Proposed Merger, the asset size of the Post-Merger Company would potentially rise to the first place in the industry and its overall structure would become more balanced. A larger and more balanced balance sheet will significantly strengthen the Post-Merger Company’s risk tolerance, expand the scope of its capital utilization and improve its capital utilization efficiency. The Post-Merger Company’s leading advantage in digital technology will be further strengthened. Its customer service experience will be improved, business model will be optimized and the company will lead the development of digital technology in the industry through its extensive application scenarios and cutting-edge technological innovation. In addition, the Post-Merger Company will continue to maintain a robust compliance culture, enhance its employees’ awareness of compliance and risk control, improve its compliance and risk control mechanisms, and optimize its compliance and risk control system.

•	KEY REMINDER — III. IMPLICATIONS OF THE PROPOSED TRANSACTION ON THE POST-MERGER COMPANY — (III) Implications of the Proposed Transaction on the major financial indicators of the Post-Merger Company (page 16 of the Proposal)

After the closing of the Proposed Transaction, the business scale, operational capacity and risk tolerance capability of the Post-Merger Company will be enhanced, and its comprehensive competitive strength and ability to continue as a going concern will be further strengthened.

Given that the audit and other work related to the Proposed Transaction have not been completed, it is not possible to conduct an accurate quantitative analysis of the Post-Merger Company’s financial condition and profitability at this stage. The parties to the merger by absorption will, after the completion of the relevant work, calculate and disclose in detail the implications of the Proposed Transaction on the Post-Merger Company’s financial indicators in the merger by absorption and share-for-share exchange report.

•	KEY REMINDER — III. IMPLICATIONS OF THE PROPOSED TRANSACTION ON THE POST-MERGER COMPANY — (IV) The Proposed Transaction will not cause the Post-Merger Company to be disqualified for A-share listing (page 16 of the Proposal)

After the closing of the Proposed Transaction, the total share capital of Guotai Junan Securities will exceed 400 million shares, and the public float is expected to be no less than 10% of its total share capital, which will not cause Guotai Junan Securities to be disqualified for A-share listing.

•	KEY REMINDER — VI. STAKEHOLDERS’ OPINIONS IN PRINCIPLE IN RELATION TO THE RESTRUCTURING AND THEIR SHAREHOLDING REDUCTION PLAN (pages 17 - 18 of the Proposal)

(I)	Opinions in principle of the controlling shareholder of Guotai Junan Securities and its concert parties[1] in relation to the restructuring and shareholding reduction plan, and the shareholding reduction plan of directors, supervisors and senior management of Guotai Junan Securities

Shanghai International (the de facto controller of Guotai Junan Securities), Shanghai SAM (the controlling shareholder of Guotai Junan Securities) and their concert parties have agreed in principle with the Proposed Transaction and undertaken that they will not dispose of their shares in Guotai Junan Securities before the closing of the Proposed Transaction.

All directors, supervisors and senior management of Guotai Junan Securities have undertaken that they will not dispose of their shares in Guotai Junan Securities before the closing of the Proposed Transaction.

(II)	Opinions in principle of the largest shareholder of Haitong Securities and its concert parties[2] in relation to the restructuring and the shareholding reduction plan, and the shareholding reduction plan of directors, supervisors and senior management of Haitong Securities

Guosheng Group, the largest shareholder of Haitong Securities, and its concert parties have agreed in principle with the Proposed Transaction and undertaken that they will not dispose of their shares in Haitong Securities before the closing of the Proposed Transaction.

All directors, supervisors and senior management of Haitong Securities have undertaken that they will not dispose of their shares in Haitong Securities before the closing of the Proposed Transaction.

[1]	In this announcement, the concept of “concert party(ies)” in this context has the meaning given to such term under the Measures for the Administration of the Takeover of Listed Companies of the PRC, which is different from the term “acting in concert” under the Takeovers Code of Hong Kong. The concert parties of Shanghai SAM under the aforementioned Measures for the Administration of the Takeover of Listed Companies of the PRC are Shanghai International, Shanghai SITICO Assets Management Co., Ltd., SIG Asset Management Co., Ltd. and SIG Asset Operation Co., Ltd.

[2]	Please refer to footnote 1 above. The concert party of Shanghai Guosheng (Group) Co., Ltd. under the Measures for the Administration of the Takeover of Listed Companies of the PRC is Shanghai Guosheng Group Assets Co., Ltd.

•	KEY REMINDER — VII. ARRANGEMENT FOR THE PROTECTION OF INTERESTS OF MINORITY SHAREHOLDERS — (VI) Description of whether the Proposed Transaction will lead to a dilution of earnings per share of the listed company (page 19 of the Proposal)

As the audit and other work in connection with the Proposed Transaction have not yet been completed, both parties to the merger by absorption will, following the completion of such work and after taking into the operational situation and pro forma financial data of both parties, prepare a reasonable estimate of the impact of the Proposed Transaction on the earnings per share to be disclosed in the merger by absorption and share-for-share exchange report.

•	KEY RISK WARNING — I. RISKS ASSOCIATED TO THE PROPOSED TRANSACTION (pages 20 - 22 of the Proposal)

•	SECTION SIX — RISK FACTORS — I. RISKS ASSOCIATED TO THE PROPOSED TRANSACTION (pages 84 - 86 of the Proposal)

(I)	Suspension, discontinuation or cancellation of the Proposed Transaction

Due to the complexity of the Proposed Transaction and the time span required from the signing of relevant agreements in respect of the Proposed Transaction to the closing of its implementation, the timeline of the Proposed Transaction and whether the Proposed Transaction can be successfully completed may be affected by changes to relevant policies relating to the securities markets, significant emergency events or force majeure risks, etc., leading to risks that the Proposed Transaction may be suspended, discontinued or cancelled. The Proposed Transaction is also exposed to the risk that it may be suspended, discontinued or cancelled due to unusual fluctuation in the share prices of Guotai Junan Securities and Haitong Securities or unusual transactions which may potentially involve insider trading.

Both parties to the merger by absorption will make timely announcements in relation to the work progress during the Proposed Transaction, in order to allow investors to be kept updated as to the development of the Proposed Transaction and make judgments accordingly.

(II)	Risks associated with failure to obtain approvals for the Proposed Transaction

Relevant resolutions in respect of the Proposed Transaction have been considered and approved at the 28th extraordinary meeting of the sixth session of the board of directors of Guotai Junan Securities and the 13th meeting (extraordinary meeting) of the eighth session of the board of directors of Haitong Securities. As of the signing date of the Proposal, the proposal for the Proposed Transaction is subject to relevant approvals, ratifications, registrations or consents (please see “V. Decision-making and approval procedures that have been fulfilled and to be fulfilled for the Proposed Transaction” under “KEY REMINDER” of the Proposal for details). All investors are advised to pay attention to the investment risks as there are uncertainties as to the obtaining of relevant approvals, ratifications, registrations or consents for the Proposed Transaction and when they will be successfully obtained.

(III)	Risks associated with cash put options

To fully protect the interests of Guotai Junan Shareholders and Haitong Shareholders, in the merger by absorption and share-for-share exchange, cash put options will be granted to Qualified Guotai Junan Dissenting Shareholders and Qualified Haitong Dissenting Shareholders. If the merger by absorption and share-for-share exchange is not ultimately implemented, neither Guotai Junan Dissenting Shareholders nor Haitong Dissenting Shareholders will be entitled to exercise the cash put options, nor claim any compensation or indemnity against the parties to the merger by absorption and share-for-share exchange.

If the share price of Guotai Junan Shares is higher than the price of the cash put option when Guotai Junan Dissenting Shareholders declare the exercise of the cash put option, or if the product of the share price of Guotai Junan Shares and the share exchange ratio is higher than the price of the cash put option when Haitong Dissenting Shareholders declare the exercise of the cash put option, Guotai Junan Dissenting Shareholders and Haitong Dissenting Shareholders who declared the exercise of their cash put option rights may likely suffer a loss. In addition, dissenting shareholders will no longer hold the Guotai Junan Shares or Haitong Shares after declaring the exercise of their cash put options, and if the prices of the relevant shares rise, the dissenting shareholders will be deprived from the profit opportunities arising from the future increase in share prices.

(IV)	Risks associated with mandatory share-for-share exchange

The Proposed Transaction is still pending consideration and approvals at the general meeting of Guotai Junan Securities, and the general meeting, A Shareholders’ Class Meeting and H Shareholders’ Class Meeting of Haitong Securities. The relevant resolutions are binding on all shareholders of both parties to the merger by absorption (including shareholders who vote against the resolutions, abstain from voting, or do not attend the general meetings without appointing proxies to vote on their behalf). Upon obtaining the necessary approvals or authorisations for the proposal of the merger by absorption and share-for-share exchange, as at the Record Date for Share Exchange, Haitong Shares held by those Haitong Shareholders who have not declared, have partially declared, have no right to declare or have invalidly declared the exercise of the cash put option, and Haitong Shares held by the Haitong Put Option Provider(s) following their provision of the cash put option will all be exchanged into Guotai Junan Shares issued for the merger by absorption and share-for-share exchange.

As for Haitong Shares that have been pledged, judicially frozen or under transfer restrictions in accordance with laws and regulations and other circumstances, all such shares will be exchanged into Guotai Junan Shares, and the aforementioned pledges, judicial freezes and other right restrictions originally applicable on the Haitong Shares shall continue to be effective on the relevant Guotai Junan Shares.

(V)	Risks associated with creditor demands for early settlement or provision of security

From the Closing Date of the Proposed Merger, the Post-Merger Company shall assume all assets, liabilities, business, personnel, contracts, qualifications and other rights and obligations from Haitong Securities. Upon completion of the merger, Haitong Securities will terminate its listing status and cancel its legal person status. Guotai Junan Securities and Haitong Securities will carry out notification and announcement procedures in respect of their creditors in accordance with relevant laws and regulations and will, by themselves or cause third parties to, make early repayments to their creditors or otherwise provide guarantees in accordance with their respective creditors’ requests within the statutory time limit and pursuant to the relevant laws and regulations. Parties to the merger by absorption and share-for-share exchange will actively seek the understanding and consent of creditors to the Proposed Merger, but there is uncertainty as to the views of the creditors on the Proposed Transaction. If the creditors of either parties to the merger by absorption make requests for early settlement of the relevant debts or provision of guarantees, etc., this may have certain impact on the short-term financial position of the Post-Merger Company.

(VI)	Risks associated with the transfer of assets

From the Closing Date of the Proposed Merger, the Post-Merger Company shall assume all assets, liabilities, business, personnel, contracts, qualifications and other rights and obligations of Haitong Securities. Upon completion of the merger, Haitong Securities will terminate its listing status and cancel its legal person status. If there are special circumstances where some assets and contracts of Haitong Securities are difficult to change or transfer during the actual Closing process, this may lead to uncertainty as to the timing for the completion of the Closing of such assets and contracts.

(VII)	Risks associated with uncompleted audits and valuation work

As of the signing date of the Proposal, the audit and valuation work in relation to the Proposed Transaction have not been completed and certain data disclosed in the Proposal are unaudited. Investors are advised to use such information with caution.

Upon the closing of the Proposed Transaction, Guotai Junan Securities and Haitong Securities will separately convene a board meeting to consider relevant pending proposals and prepare the merger by absorption and share-for-share exchange report, and perform the corresponding approval procedures at the general meeting.

•	KEY RISK WARNING — II. RISKS ASSOCIATED WITH THE POST-MERGER COMPANY (pages 22 - 23 of the Proposal)

•	SECTION SIX — RISK FACTORS — II. RISKS ASSOCIATED WITH THE POST-MERGER COMPANY (pages 86 - 87 of the Proposal)

(I)	Risk of cyclical fluctuations in macroeconomic and capital markets

The operational performance of securities companies is closely linked to the macroeconomy. In recent years, the recovery of the global economy has been sluggish, geopolitical conflicts have intensified, protectionism and unilateralism have risen, and the adverse effects of the external environment have continued to increase, posing significant challenges to the stability of capital markets and increasing market uncertainties. This may have an impact on the securities industry and thereby adversely affecting the Post-Merger Company’s business. The fluctuations in asset prices caused by drastic changes in market conditions may have a greater impact on investment business, and lack of investor confidence may have a greater impact on wealth management business and so on.

(II)	Integration Risks

Upon completion of the Proposed Transaction, the Post-Merger Company will integrate resources from both parties and leverage the economies of scale and synergies and promote mutual development of various businesses. However, as the assets and businesses involved in the merger by absorption and share-for-share exchange are wide and broad in scope, both parties to the merger by absorption and share-for-share exchange will integrate in terms of assets, businesses, personnel, organizational structure and other aspects. The Post-Merger Company may face certain integration risks.

(III)	Compliance Risks

Upon completion of the Proposed Transaction, the Post-Merger Company’s business areas and regions will be expanded. If the operation and management of the Post-Merger Company or the professional conducts of its staff violate laws, regulations, or orders of relevant regulatory authorities, leading to the Post-Merger Company being subject to legal sanctions, regulatory measures, etc., the Post-Merger Company may suffer loss in its operational capabilities, properties or reputation.

(IV)	Operation and Management Risks

Upon completion of the Proposed Transaction, the total assets, business areas, number of employees, and operational regions etc. of the Post-Merger Company will significantly expand, which imposes more demanding requirements on the Post-Merger Company’s organizational structure, management, control system and decision-making efficiency. The Post-Merger Company may face management and operational risks arising from the inability to meet the more demanding requirements on management efficiency and personnel structure in the short term.

•	KEY RISK WARNING — III. OTHER RISKS (page 23 of the Proposal)

•	SECTION SIX — RISK FACTORS — III. OTHER RISKS (page 87 of the Proposal)

The fluctuation in share prices not only depends on a company’s own operational performance, but also on many factors such as macro-economic cycles, interest rates, exchange rates, and capital supply and demand. The fluctuation can also be caused by changes in international and domestic political and economic situations and investor sentiment. Meanwhile, considering that a certain amount of time is required to complete the relevant work relating to the Proposed Transaction, the share prices of the parties to the merger may fluctuate during this period due to the factors mentioned above.

In addition, the possibility of adverse effects caused by uncontrollable factors such as politics, economy, natural disasters and other matters cannot be ruled out.

•	SECTION EIGHT — OPINIONS FROM INDEPENDENT DIRECTORS AND RELEVANT SECURITIES SERVICE PROVIDERS ON THE PROPOSED TRANSACTION — I. OPINIONS FROM INDEPENDENT DIRECTORS (pages 92 - 94 of the Proposal)

(I)	Opinions from independent directors of Guotai Junan Securities

According to relevant laws and regulations including the Company Law, the Securities Law, Administrative Measures for the Material Asset Restructuring of Listed Companies (Order of CSRC (No.214)) (the “Order of CSRC (No.214)”), the Administrative Measures for Independent Directors of Listed Companies, the Rules Governing the Listing of Stocks on Shanghai Stock Exchange, Guideline No.5 of Shanghai Stock Exchange for Self-Regulation of Listed Companies — Transactions and Related Transactions and relevant provisions including the articles of association of Guotai Junan Securities, Guotai Junan Securities has convened a special meeting of independent directors who considered and issued the following review opinions on the relevant matters:

“1.	The proposal of the Proposed Transaction complies with the Company Law of the People’s Republic of China, Securities Law of the People’s Republic of China, Order of CSRC (No.214), Administrative Measures for the Registration of Issuance of Securities by Listed Companies, and other laws and regulations, and Guotai Junan Securities has fulfilled all the conditions stipulated in the relevant laws and regulations for the implementation of the Proposed Transaction.

2.	The content of the “Proposal on the Merger by Absorption and Share-for-Share Exchange Between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd. and Raising of Ancillary Funds and Related Party Transaction” and its summary prepared by Guotai Junan Securities in respect of the Proposed Transaction are true, accurate and complete. The Proposal has disclosed in detail the statutory procedures required to be fulfilled in respect of the Proposed Transaction, and has also adequately disclosed the risks associated with the Proposed Transaction.

3.	The “Merger by Absorption and Share-for-Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” to be signed by Guotai Junan Securities and Haitong Securities (subject to effectiveness conditions), and the “Share Subscription Agreement Subject to Conditions between Guotai Junan Securities Co., Ltd. and Shanghai State-owned Assets Management Co., Ltd.” to be signed by Guotai Junan Securities and Shanghai SAM (subject to effectiveness conditions) comply with the relevant laws and regulations.

4.	The exchange price of the merger by absorption and share-for-share exchange is reasonable and fair, and complies with the requirement under the Order of CSRC (No.214) and other laws and regulations. Upon completion of the merger by absorption and share-for-share exchange, Guotai Junan Securities will take into account factors including net profits for the year and cashflow before making arrangements for the profit distribution. It will not prejudice the interests of Guotai Junan Securities and its shareholders, especially the minority shareholders.

5.	The Proposed Transaction constitutes material assets restructuring. The subscriber to the concurrent placement, Shanghai SAM, is the controlling shareholder of the Company. Pursuant to the Rules Governing the Listing of Stocks on the Shanghai Stock Exchange and other laws and regulations, the concurrent placement constitutes a related party transaction. The principle and method of pricing for the concurrent placement are appropriate. It will not prejudice the interests of Guotai Junan Securities and its shareholders, especially the minority shareholders.

6.	The independent directors special committee agrees that Gram Capital Limited will be engaged as an independent financial adviser under the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited in respect of the raising of ancillary funds, and that it will issue an independent opinion on whether the raising of ancillary funds is fair and reasonable and how shareholders should vote after taking into account the opinions from the independent financial adviser, as well as issue a letter to the independent board committee as required by the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited.

7.	To fully protect the interest of dissenting shareholders in the merger by absorption and share-for-share exchange, a cash put option will be granted to dissenting shareholders of Guotai Junan Securities.

8.	We approve the relevant matters relating to the Proposed Transaction and the submission of the relevant Proposals to the board of directors of Guotai Junan Securities for consideration.”

(II)	Opinions from independent directors of Haitong Securities

According to relevant laws and regulations including the Company Law, Securities Law, Order of CSRC (No.214), the Administrative Measures for Independent Directors of Listed Companies, the Rules Governing the Listing of Stocks on Shanghai Stock Exchange, Guideline No.5 of Shanghai Stock Exchange for Self-Regulation of Listed Companies — Transactions and Related Transactions and relevant provisions including the articles of association of Haitong Securities, Haitong Securities has convened a special meeting of independent directors who considered and issued the following review opinions on the relevant matters:

“1.	The proposal of the Proposed Transaction complies with the Company Law of the People’s Republic of China, Securities Law of the People’s Republic of China, Order of CSRC (No.214) and other laws and regulations, and Haitong Securities has fulfilled all the conditions stipulated in the relevant laws and regulations for the implementation of the Proposed Transaction.

2.	The contents of the “Proposal on the Merger by Absorption and Share-for-Share Exchange Between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd. and Raising of Ancillary Funds and Related Party Transaction” and its summary prepared by Haitong Securities in respect of the Proposed Transaction are true, accurate and complete. The Proposal has disclosed in detail the statutory procedures required to be fulfilled in respect of the Proposed Transaction, and has also adequately disclosed the risks associated with the Proposed Transaction.

3.	The “Merger by Absorption and Share-for-Share Exchange and Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” to be signed by Haitong Securities and Guotai Junan Securities (subject to effectiveness conditions) complies with the relevant laws and regulations.

4.	The exchange price of the merger by absorption and share-for-share exchange is reasonable and fair, and complies with the requirement under the Order of CSRC (No.214) and other laws and regulations. The Post-Merger Company will comprehensively consider factors including net profits for the year, cashflow and other factors upon the completion of the Proposed Transaction before making arrangement for the profit distribution. It will not prejudice the interests of Haitong Securities and its shareholders, in particular the minority shareholders.

5.	Pursuant to the Order of CSRC (No.214), the Proposed Transaction constitutes material assets restructuring.

6.	Pursuant to the Order of CSRC (No.214), the Rules Governing the Listing of Stocks on the Shanghai Stock Exchange and other relevant laws, regulations and normative documents, Haitong Securities and Guotai Junan Securities are not related parties and the Proposed Transaction does not constitute a related party transaction for Haitong Securities.

7.	To fully protect the interest of dissenting shareholders in the Proposed Transaction, a cash put option will be granted to dissenting shareholders of Haitong Securities.

8.	We approve the relevant matters relating to the Proposed Transaction and the submission of the relevant Proposals to the board of directors of Haitong Securities for consideration.”

•	SECTION EIGHT — OPINIONS FROM INDEPENDENT DIRECTORS AND RELEVANT SECURITIES SERVICE PROVIDERS ON THE PROPOSED TRANSACTION — II. OPINIONS FROM RELEVANT SECURITIES SERVICE PROVIDERS (pages 94 - 96 of the Proposal)

(I)	Opinions from Orient Securities Co., Ltd.

As the A-share independent financial adviser to Guotai Junan Securities, Orient Securities has, based on the relevant requirements of laws, regulations and documents including the Company Law, the Securities Law, Order of CSRC (No.214), Guideline No. 26 on Content and Format for Information Disclosure by Companies Making Public Offering of Securities — Material Asset Restructurings of Listed Companies (Amended in October 2023) (“Guideline No. 26”), Guideline No. 9 for the Regulation of Listed Companies — Regulatory Requirements for Listed Companies’ Planning and Implementation of Material Asset Restructurings (“Guideline No.9”) and based on the principles of honesty, trustworthiness and diligence, and after carefully reviewing the information provided by all parties and fully understanding the Proposed Transaction, issued the following review opinions as an A-share independent financial adviser:

“1.	The Proposal prepared by the boards of directors of the parties to the merger by absorption and share-for-share exchange complies with the relevant requirements of the Order of CSRC (No.214), Guideline No.9 and Guideline No. 26 in terms of content and format;

2.	The parties to the merger by absorption and share-for-share exchange have issued written commitments and statements in accordance with Article 1 of the Guideline No. 9, which have been clearly specified in the Proposal;

3.	The parties to the merger by absorption and share-for-share exchange have entered into the conditional “Merger by Absorption and Share-for-Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” in respect of the Proposed Transaction; the above agreement complies with the requirements of Article 2 of the Guideline No. 9 containing complete key terms;

4.	None of the relevant entities in the Proposed Transaction are prohibited from participating in any material asset restructuring of listed companies pursuant to Article 12 of the Guideline No. 7 for the Regulation of Listed Companies — Regulation of Abnormal Stock Trading relating to Material Asset Restructuring of Listed Companies;

5.	The Proposal prepared by the boards of directors of the parties to the merger by absorption and share-for-share exchange has fully disclosed the material uncertainties and risks associated with the Proposed Transaction;

6.	Upon verification, there are no false representations, misleading statements or material omissions in the Proposal prepared by the boards of directors of the parties to the merger by absorption;

7.	The merger by absorption and share-for-share exchange does not constitute a related party transaction of Guotai Junan Securities and Haitong Securities. The Proposed Placement to raise ancillary funds constitutes a related party transaction for Guotai Junan Securities; while the Proposed Transaction does not constitute a listing through restructuring;

8.	Excluding the effects of market factors and the peer industry segments, the cumulative fluctuation in the share price of Guotai Junan Securities during the 20 trading days prior to the trading suspension for the proposed material asset restructuring did not exceed 20%, with no abnormal fluctuation;

9.	Since the parties to the merger by absorption and share-for-share exchange will prepare the merger by absorption and share-for-share exchange report after the completion of the relevant audit and valuation work and submit it to their boards of directors for discussion again, at such time, the A-share independent financial adviser will issue an independent financial adviser’s report on the Proposed Transaction according to the relevant requirements of laws, regulations and normative documents including the Order of CSRC (No.214).”

(II)	Opinions of BOC International (China) Co., Ltd. (“BOCIC”)

As the A-share independent financial adviser to Haitong Securities, BOCIC has, based on the relevant requirements of laws, regulations and documents including the Company Law, the Securities Law, Order of CSRC (No.214), Guideline No. 26, Guideline No. 9 and based on the principles of honesty, trustworthiness and diligence, and after carefully reviewing the information provided by all parties and fully understanding the Proposed Transaction, issued the following review opinions as an A-share independent financial adviser:

“1.	The Proposal prepared by the boards of directors of the parties to the merger by absorption complies with the relevant requirements under the Order of CSRC (No.214), Guideline No.9 and Guideline No. 26 in terms of content and format;

2.	The parties to the merger by absorption have issued written commitments and statements in accordance with Article 1 of the Guideline No.9, which have been clearly specified in the Proposal;

3.	The parties to the merger by absorption have entered into the conditional “Merger by Absorption and Share-for-Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” in respect of the Proposed Transaction; the above agreement complies with the requirements of Article 2 of the Guideline No.9 containing complete key terms;

4.	None of the relevant entities in the Proposed Transaction are prohibited from participating in any material asset restructuring of listed companies pursuant to Article 12 of the Guideline No. 7 for the Regulation of Listed Companies — Regulation of Abnormal Stock Trading relating to Material Asset Restructuring of Listed Companies;

5.	The Proposal prepared by the boards of directors of the parties to the merger by absorption has fully disclosed the material uncertainties and risks associated with the Proposed Transaction;

6.	Upon verification, there are no false representations, misleading statements or material omissions in the Proposal prepared by the boards of directors of the parties to the merger by absorption;

7.	The merger by absorption and share-for-share exchange does not constitute a related party transaction of Guotai Junan Securities and Haitong Securities. The Proposed Placement to raise ancillary funds constitutes a related party transaction for Guotai Junan Securities; while the Proposed Transaction does not constitute a listing through restructuring;

8.	Excluding the effects of market factors and the peer industry segments, the cumulative fluctuation in the share price of Haitong Securities during the 20 trading days prior to the trading suspension for the proposed material asset restructuring did not exceed 20%, with no abnormal fluctuation;

9.	Since the parties to the merger by absorption will prepare the merger by absorption and share-for-share exchange report after the completion of relevant audit and valuation works and submit it to their boards of directors again for discussion, at such time, the independent financial adviser will issue an independent financial adviser’s report on the Proposed Transaction according to the relevant requirements of laws, regulations and normative documents including the Order of CSRC (No.214).”

Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement.

This announcement appears for information purposes only and does not constitute an invitation or offer to acquire, purchase or subscribe for securities of the Company, nor is it any solicitation of any vote or approval in any jurisdiction.

This announcement is not for release, publication or distribution, in whole or in part, in, into or from any jurisdiction where to do so would constitute a violation of the applicable laws or regulations of such jurisdiction.

(A joint stock limited company incorporated in the People’s Republic of China with limited liability)

(Stock Code: 06837)

PROPOSED MERGER AND SHARE EXCHANGE OF

GUOTAI JUNAN SECURITIES AND HAITONG SECURITIES

ANNOUNCEMENT PUBLISHED ON THE

SHANGHAI STOCK EXCHANGE

Reference is made to (i) the trading halt announcement published by Haitong Securities Co., Ltd. (the “Company”) dated 5 September 2024 and (ii) the joint announcement published by the Company and Guotai Junan Securities Co., Ltd. (“Guotai Junan Securities”) on 9 October 2024 regarding the Proposed Merger pursuant to Rule 3.5 of the Takeovers Code (the “Joint Announcement”). Unless otherwise defined, capitalised terms used in this announcement shall have the same meanings as those defined in the Joint Announcement.

The Company is a joint stock limited company incorporated in the PRC with limited liability, whose H shares and A shares are listed and traded on the Hong Kong Stock Exchange (stock code: 06837) and the Shanghai Stock Exchange (stock code: 600837), respectively.

Guotai Junan Securities is a joint stock limited company incorporated in the PRC with limited liability, whose H shares and A shares are listed and traded on the Hong Kong Stock Exchange (stock code: 02611) and the Shanghai Stock Exchange (stock code: 601211), respectively.

In compliance with the Administrative Measures for the Material Asset Restructuring of Listed Companies (Order of CSRC (No.214)) promulgated by the CSRC and other PRC rules and regulations relating to the material asset restructuring of the Company and Guotai Junan Securities, the Company has published a proposal in relation to the Proposed Merger and the Proposed Placement (the “Proposal”) on the Shanghai Stock Exchange on 9 October 2024.

The original Chinese version and the English translation of an extract of the relevant parts of the Proposal containing material information with Takeovers Code implications are attached to this announcement in the Appendix. The full text of the Proposal is published in Chinese on the website of the Shanghai Stock Exchange (www.sse.com.cn).

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H-share holders of the Company and potential investors in the securities of the Company are advised to refer to the announcements and other documents published by the Company on the website of the Hong Kong Stock Exchange for information regarding the Proposed Merger.

WARNING: The Effectiveness Conditions must be fulfilled before the Merger Agreement becomes effective. Therefore, the Merger Agreement may or may not become effective. H-share holders of the Company and potential investors in the securities of the Company should be aware that the Proposed Merger is subject to the conditions set out in the Joint Announcement being satisfied or waived, as applicable, and the Company does not provide any assurance that any or all Conditions can be satisfied, and thus the Merger Agreement may or may not become effective or, if effective, may or may not be implemented or completed. Shareholders of the Company and potential investors in the securities of the Company should therefore exercise caution when dealing in Haitong H Shares. Persons who are in doubt as to the action they should take should consult their stockbroker, bank manager, solicitor or other professional adviser.

By order of the board of
Haitong Securities Co., Ltd.
ZHOU Jie
Chairman

Shanghai, the PRC

9 October 2024

As at the date of this announcement, the executive directors of the Company are Mr. ZHOU Jie, Mr. LI Jun and Mr. HAN Jianxin; the non-executive directors of the Company are Mr. TU Xuanxuan, Mr. SHI Lei, Ms. XIAO Hehua and Mr. XU Jianguo; the independent non-executive directors of the Company are Mr. ZHOU Yu, Mr. FAN Ren Da Anthony, Mr. MAO Fugen and Mr. MAO Huigang.

The directors of the Company jointly and severally accept full responsibility for the accuracy of the information contained in this announcement, and confirm, having made all reasonable inquiries, that to the best of their knowledge, opinions expressed in this announcement have been arrived at after due and careful consideration and there are no other facts not contained in this announcement, the omission of which would make any statement in this announcement misleading.

* For identification purposes only

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APPENDIX

EXTRACTS OF THE PROPOSAL

(English translation version)

•	KEY REMINDER — II. Nature of the Proposed Transaction — (III) Whether the Proposed Transaction constitutes a listing through restructuring (page 13 of the Proposal)

•	SECTION ONE — OVERVIEW OF THE PROPOSED TRANSACTION — IV. Nature of the Proposed Transaction — (III) Whether the Proposed Transaction constitutes a listing through restructuring (page 39 of the Proposal)

•	SECTION TWO — DESCRIPTION OF PARTIES INVOLVED IN THE MERGER AND SHARE-FOR-SHARE EXCHANGE — III. Description of controlling shareholder and de facto controller — (III) Impact of the Proposed Transaction on the shareholding structure (page 55 of the Proposal)

The controlling shareholder and de facto controller of Guotai Junan Securities, being Shanghai State-owned Assets Management Co., Ltd. (“Shanghai SAM”) and Shanghai International Group Co., Ltd. (“Shanghai International”), respectively, have not changed during the 36 months prior to the proposed transaction (the Proposed Merger and the Proposed Placement, collectively, the “Proposed Transaction”). The Proposed Transaction will not result in any change in control over Guotai Junan Securities.

•	KEY REMINDER — III. Implications of the Proposed Transaction on the Post-Merger Company — (I) Implications of the Proposed Transaction on the principal businesses of the Post-Merger Company (pages 13-14 of the Proposal)

Guotai Junan Securities actively serves the key strategies of the People’s Republic of China (“PRC”) and has given top priority to building its service systems for retail, institutional and corporate customers. Meanwhile, it has excelled in five key areas, including technology finance, green finance, inclusive finance, pension finance and digital finance, which underpinned its capacity in five business segments, including wealth management, investment banking, institution and trading, investment management and international business. It has constantly promoted crossline and cross-divisional collaboration domestically and abroad, thereby gradually improving the “customer-centric” integrated service system. As of the end of June 2024, the total assets of Guotai Junan Securities amounted to RMB898.060 billion, with 37 securities branch offices, 345 securities branches and 25 futures branch offices in Mainland China, and offshore institutions in Hong Kong, Macau, the United States, the United Kingdom, Singapore, Vietnam, etc.

With an emphasis on serving PRC’s strategy and the real economy and focusing on a “customer-centric” philosophy, Haitong Securities has established core businesses in brokerage business, investment banking, asset management and other intermediary businesses, with complementary areas in capital intermediary business and investment business, and strengthened its capability in five businesses, including capital and investment management, investment bank business origination and sales and pricing, asset management, institutional brokerage and sales transactions, and wealth management. Moreover, emphasizing on deepening the supply-side structural reform in finance, Haitong Securities has explored the synchronized operational models of “investment banking – investment – research” and “institutional business – asset management – wealth management” to better serve the real economy and meet demands for social wealth management. As of the end of June 2024, the total assets of Haitong Securities amounted to RMB721.415 billion, with 29 securities branch offices, 311 securities branches, 11 futures branch offices, 34 futures branches in Mainland China. Haitong Securities has also established branches, subsidiaries and representative offices across 15 countries and regions in the five continents (Asia, Europe, North America, South America and Oceania) around the world.

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After the Proposed Merger, the principal business of the Post-Merger Company will remain unchanged, and its core competitiveness in areas including capital strength, customer base, service capabilities and operation management will be significantly enhanced.

1.	Stronger and more stable customer base

After the Proposed Merger, the Post-Merger Company will have one of the largest customer bases in the industry and comprehensively lead the market in retail, institutional and corporate customer base. It will continuously drive the improvement of customer stickiness and the growth of customer base with the help of its stronger branding effect and scale advantage. The Post-Merger Company will adopt a more reasonable business network layout to achieve absolute leadership in economically developed regions and in-depth coverage nationwide. It is expected that the Post-Merger Company will further expand the coverage of customer services and improve the efficiency of gaining customers through its advantages in terms of channels. Leveraging on the benefits of complementary licenses and other resource endowments, the advantage of the Post-Merger Company in providing integrated services will be significantly improved, thereby enhancing customer stickiness and increasing single-customer value through cross-selling of businesses and in-depth customer management.

2.	More professional and comprehensive service capabilities

After the Proposed Merger, in respect of wealth management business, the Post-Merger Company will attain a significant leading edge in brokerage business and margin financing and securities lending business, and is expected to further enhance its asset allocation capabilities by utilizing a stronger investment advisory team and existing business advantages, thereby driving sustained and stable growth in the scale of assets under management. In respect of investment banking business, the business advantages of the Post-Merger Company on The Science and Technology Innovation Board of the Shanghai Stock Exchange will be significantly expanded, especially in key industries such as integrated circuits and biomedicine. It is expected that the synchronized operational model of “investment banking – investment – investment research” will be expanded, customer coverage will be widened and the market share of various businesses will be improved. In respect of institution and trading business, the Post-Merger Company will comprehensively enhance its service capabilities offered to key customers such as public funds and private equity funds. The complementary licenses and strengthened capabilities of the equity derivatives and FICC businesses will reinforce the Post-Merger Company’s advantages in integrated services, thereby enhancing the business scale and return on investment. In respect of investment management business, the scale of public funds of the Post-Merger Company will increase significantly, and the scale of securities broker asset management and private equity funds will rank among the top in the industry. More comprehensive business qualifications and a larger customer network will enable the company to further strengthen its products and services advantages and accelerate the increase of its scale in assets under management and revenue contribution.

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3.	More intensive and efficient operation management

After the Proposed Merger, the asset size of the Post-Merger Company would potentially rise to the first place in the industry and its overall structure would become more balanced. A larger and more balanced balance sheet will significantly strengthen the Post-Merger Company’s risk tolerance, expand the scope of its capital utilization and improve its capital utilization efficiency. The Post-Merger Company’s leading advantage in digital technology will be further strengthened. Its customer service experience will be improved, business model will be optimized and the company will lead the development of digital technology in the industry through its extensive application scenarios and cutting-edge technological innovation. In addition, the Post-Merger Company will continue to maintain a robust compliance culture, enhance its employees’ awareness of compliance and risk control, improve its compliance and risk control mechanisms, and optimize its compliance and risk control system.

•	KEY REMINDER — III. IMPLICATIONS OF THE PROPOSED TRANSACTION ON THE POST-MERGER COMPANY — (III) Implications of the Proposed Transaction on the major financial indicators of the Post-Merger Company (page 16 of the Proposal)

After the closing of the Proposed Transaction, the business scale, operational capacity and risk tolerance capability of the Post-Merger Company will be enhanced, and its comprehensive competitive strength and ability to continue as a going concern will be further strengthened.

Given that the audit and other work related to the Proposed Transaction have not been completed, it is not possible to conduct an accurate quantitative analysis of the Post-Merger Company’s financial condition and profitability at this stage. The parties to the merger by absorption will, after the completion of the relevant work, calculate and disclose in detail the implications of the Proposed Transaction on the Post-Merger Company’s financial indicators in the merger by absorption and share-for-share exchange report.

•	KEY REMINDER — III. IMPLICATIONS OF THE PROPOSED TRANSACTION ON THE POST-MERGER COMPANY — (IV) The Proposed Transaction will not cause the Post-Merger Company to be disqualified for A-share listing (page 16 of the Proposal)

After the closing of the Proposed Transaction, the total share capital of Guotai Junan Securities will exceed 400 million shares, and the public float is expected to be no less than 10% of its total share capital, which will not cause Guotai Junan Securities to be disqualified for A-share listing.

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•	KEY REMINDER — VI. STAKEHOLDERS’ OPINIONS IN PRINCIPLE IN RELATION TO THE RESTRUCTURING AND THEIR SHAREHOLDING REDUCTION PLAN (pages 17-18 of the Proposal)

(I)	Opinions in principle of the controlling shareholder of Guotai Junan Securities and its concert parties[1] in relation to the restructuring and shareholding reduction plan, and the shareholding reduction plan of directors, supervisors and senior management of Guotai Junan Securities

Shanghai International (the de facto controller of Guotai Junan Securities), Shanghai SAM (the controlling shareholder of Guotai Junan Securities) and their concert parties have agreed in principle with the Proposed Transaction and undertaken that they will not dispose of their shares in Guotai Junan Securities before the closing of the Proposed Transaction.

All directors, supervisors and senior management of Guotai Junan Securities have undertaken that they will not dispose of their shares in Guotai Junan Securities before the closing of the Proposed Transaction.

(II)	Opinions in principle of the largest shareholder of Haitong Securities and its concert parties[2] in relation to the restructuring and the shareholding reduction plan, and the shareholding reduction plan of directors, supervisors and senior management of Haitong Securities

Guosheng Group, the largest shareholder of Haitong Securities, and its concert parties have agreed in principle with the Proposed Transaction and undertaken that they will not dispose of their shares in Haitong Securities before the closing of the Proposed Transaction.

All directors, supervisors and senior management of Haitong Securities have undertaken that they will not dispose of their shares in Haitong Securities before the closing of the Proposed Transaction.

[1]	In this announcement, the concept of “concert party(ies)” in this context has the meaning given to such term under the Measures for the Administration of the Takeover of Listed Companies of the PRC, which is different from the term “acting in concert” under the Takeovers Code of Hong Kong. The concert parties of Shanghai SAM under the aforementioned Measures for the Administration of the Takeover of Listed Companies of the PRC are Shanghai International, Shanghai SITICO Assets Management Co., Ltd., SIG Asset Management Co., Ltd. and SIG Asset Operation Co., Ltd.

[2]	Please refer to footnote 1 above. The concert party of Shanghai Guosheng (Group) Co., Ltd. under the Measures for the Administration of the Takeover of Listed Companies of the PRC is Shanghai Guosheng Group Assets Co., Ltd.

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•	KEY REMINDER — VII. ARRANGEMENT FOR THE PROTECTION OF INTERESTS OF MINORITY SHAREHOLDERS — (VI) Description of whether the Proposed Transaction will lead to a dilution of earnings per share of the listed company (page 19 of the Proposal)

As the audit and other work in connection with the Proposed Transaction have not yet been completed, both parties to the merger by absorption will, following the completion of such work and after taking into the operational situation and pro forma financial data of both parties, prepare a reasonable estimate of the impact of the Proposed Transaction on the earnings per share to be disclosed in the merger by absorption and share-for-share exchange report.

•	KEY RISK WARNING — I. RISKS ASSOCIATED TO THE PROPOSED TRANSACTION (pages 20-22 of the Proposal)

•	SECTION SIX — RISK FACTORS — I. RISKS ASSOCIATED TO THE PROPOSED TRANSACTION (pages 84-86 of the Proposal)

(I)	Suspension, discontinuation or cancellation of the Proposed Transaction

Due to the complexity of the Proposed Transaction and the time span required from the signing of relevant agreements in respect of the Proposed Transaction to the closing of its implementation, the timeline of the Proposed Transaction and whether the Proposed Transaction can be successfully completed may be affected by changes to relevant policies relating to the securities markets, significant emergency events or force majeure risks, etc., leading to risks that the Proposed Transaction may be suspended, discontinued or cancelled. The Proposed Transaction is also exposed to the risk that it may be suspended, discontinued or cancelled due to unusual fluctuation in the share prices of Guotai Junan Securities and Haitong Securities or unusual transactions which may potentially involve insider trading.

Both parties to the merger by absorption will make timely announcements in relation to the work progress during the Proposed Transaction, in order to allow investors to be kept updated as to the development of the Proposed Transaction and make judgments accordingly.

(II)	Risks associated with failure to obtain approvals for the Proposed Transaction

Relevant resolutions in respect of the Proposed Transaction have been considered and approved at the 28th extraordinary meeting of the sixth session of the board of directors of Guotai Junan Securities and the 13th meeting (extraordinary meeting) of the eighth session of the board of directors of Haitong Securities. As of the signing date of the Proposal, the proposal for the Proposed Transaction is subject to relevant approvals, ratifications, registrations or consents (please see “V. Decision-making and approval procedures that have been fulfilled and to be fulfilled for the Proposed Transaction” under “KEY REMINDER” of the Proposal for details). All investors are advised to pay attention to the investment risks as there are uncertainties as to the obtaining of relevant approvals, ratifications, registrations or consents for the Proposed Transaction and when they will be successfully obtained.

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(III)	Risks associated with cash put options

To fully protect the interests of Guotai Junan Shareholders and Haitong Shareholders, in the merger by absorption and share-for-share exchange, cash put options will be granted to Qualified Guotai Junan Dissenting Shareholders and Qualified Haitong Dissenting Shareholders. If the merger by absorption and share-for-share exchange is not ultimately implemented, neither Guotai Junan Dissenting Shareholders nor Haitong Dissenting Shareholders will be entitled to exercise the cash put options, nor claim any compensation or indemnity against the parties to the merger by absorption and share-for-share exchange.

If the share price of Guotai Junan Shares is higher than the price of the cash put option when Guotai Junan Dissenting Shareholders declare the exercise of the cash put option, or if the product of the share price of Guotai Junan Shares and the share exchange ratio is higher than the price of the cash put option when Haitong Dissenting Shareholders declare the exercise of the cash put option, Guotai Junan Dissenting Shareholders and Haitong Dissenting Shareholders who declared the exercise of their cash put option rights may likely suffer a loss. In addition, dissenting shareholders will no longer hold the Guotai Junan Shares or Haitong Shares after declaring the exercise of their cash put options, and if the prices of the relevant shares rise, the dissenting shareholders will be deprived from the profit opportunities arising from the future increase in share prices.

(IV)	Risks associated with mandatory share-for-share exchange

The Proposed Transaction is still pending consideration and approvals at the general meeting of Guotai Junan Securities, and the general meeting, A Shareholders’ Class Meeting and H Shareholders’ Class Meeting of Haitong Securities. The relevant resolutions are binding on all shareholders of both parties to the merger by absorption (including shareholders who vote against the resolutions, abstain from voting, or do not attend the general meetings without appointing proxies to vote on their behalf). Upon obtaining the necessary approvals or authorisations for the proposal of the merger by absorption and share-for-share exchange, as at the Record Date for Share Exchange, Haitong Shares held by those Haitong Shareholders who have not declared, have partially declared, have no right to declare or have invalidly declared the exercise of the cash put option, and Haitong Shares held by the Haitong Put Option Provider(s) following their provision of the cash put option will all be exchanged into Guotai Junan Shares issued for the merger by absorption and share-for-share exchange.

As for Haitong Shares that have been pledged, judicially frozen or under transfer restrictions in accordance with laws and regulations and other circumstances, all such shares will be exchanged into Guotai Junan Shares, and the aforementioned pledges, judicial freezes and other right restrictions originally applicable on the Haitong Shares shall continue to be effective on the relevant Guotai Junan Shares.

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(V)	Risks associated with creditor demands for early settlement or provision of security

From the Closing Date of the Proposed Merger, the Post-Merger Company shall assume all assets, liabilities, business, personnel, contracts, qualifications and other rights and obligations from Haitong Securities. Upon completion of the merger, Haitong Securities will terminate its listing status and cancel its legal person status. Guotai Junan Securities and Haitong Securities will carry out notification and announcement procedures in respect of their creditors in accordance with relevant laws and regulations and will, by themselves or cause third parties to, make early repayments to their creditors or otherwise provide guarantees in accordance with their respective creditors’ requests within the statutory time limit and pursuant to the relevant laws and regulations. Parties to the merger by absorption and share-for-share exchange will actively seek the understanding and consent of creditors to the Proposed Merger, but there is uncertainty as to the views of the creditors on the Proposed Transaction. If the creditors of either parties to the merger by absorption make requests for early settlement of the relevant debts or provision of guarantees, etc., this may have certain impact on the short-term financial position of the Post-Merger Company.

(VI)	Risks associated with the transfer of assets

From the Closing Date of the Proposed Merger, the Post-Merger Company shall assume all assets, liabilities, business, personnel, contracts, qualifications and other rights and obligations of Haitong Securities. Upon completion of the merger, Haitong Securities will terminate its listing status and cancel its legal person status. If there are special circumstances where some assets and contracts of Haitong Securities are difficult to change or transfer during the actual Closing process, this may lead to uncertainty as to the timing for the completion of the Closing of such assets and contracts.

(VII)	Risks associated with uncompleted audits and valuation work

As of the signing date of the Proposal, the audit and valuation work in relation to the Proposed Transaction have not been completed and certain data disclosed in the Proposal are unaudited. Investors are advised to use such information with caution.

Upon the closing of the Proposed Transaction, Guotai Junan Securities and Haitong Securities will separately convene a board meeting to consider relevant pending proposals and prepare the merger by absorption and share-for-share exchange report, and perform the corresponding approval procedures at the general meeting.

•	KEY RISK WARNING — II. RISKS ASSOCIATED WITH THE POST-MERGER COMPANY (pages 22-23 of the Proposal)

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•	SECTION SIX — RISK FACTORS — II. RISKS ASSOCIATED WITH THE POST-MERGER COMPANY (pages 86-87 of the Proposal)

(I)	Risk of cyclical fluctuations in macroeconomic and capital markets

The operational performance of securities companies is closely linked to the macroeconomy. In recent years, the recovery of the global economy has been sluggish, geopolitical conflicts have intensified, protectionism and unilateralism have risen, and the adverse effects of the external environment have continued to increase, posing significant challenges to the stability of capital markets and increasing market uncertainties. This may have an impact on the securities industry and thereby adversely affecting the Post-Merger Company’s business. The fluctuations in asset prices caused by drastic changes in market conditions may have a greater impact on investment business, and lack of investor confidence may have a greater impact on wealth management business and so on.

(II)	Integration Risks

Upon completion of the Proposed Transaction, the Post-Merger Company will integrate resources from both parties and leverage the economies of scale and synergies and promote mutual development of various businesses. However, as the assets and businesses involved in the merger by absorption and share-for-share exchange are wide and broad in scope, both parties to the merger by absorption and share-for-share exchange will integrate in terms of assets, businesses, personnel, organizational structure and other aspects. The Post-Merger Company may face certain integration risks.

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(III)	Compliance Risks

Upon completion of the Proposed Transaction, the Post-Merger Company’s business areas and regions will be expanded. If the operation and management of the Post-Merger Company or the professional conducts of its staff violate laws, regulations, or orders of relevant regulatory authorities, leading to the Post-Merger Company being subject to legal sanctions, regulatory measures, etc., the Post-Merger Company may suffer loss in its operational capabilities, properties or reputation.

(IV)	Operation and Management Risks

Upon completion of the Proposed Transaction, the total assets, business areas, number of employees, and operational regions etc. of the Post-Merger Company will significantly expand, which imposes more demanding requirements on the Post-Merger Company’s organizational structure, management, control system and decision-making efficiency. The Post-Merger Company may face management and operational risks arising from the inability to meet the more demanding requirements on management efficiency and personnel structure in the short term.

•	KEY RISK WARNING — III. OTHER RISKS (page 23 of the Proposal)

•	SECTION SIX — RISK FACTORS — III. OTHER RISKS (page 87 of the Proposal)

The fluctuation in share prices not only depends on a company’s own operational performance, but also on many factors such as macro-economic cycles, interest rates, exchange rates, and capital supply and demand. The fluctuation can also be caused by changes in international and domestic political and economic situations and investor sentiment. Meanwhile, considering that a certain amount of time is required to complete the relevant work relating to the Proposed Transaction, the share prices of the parties to the merger may fluctuate during this period due to the factors mentioned above.

In addition, the possibility of adverse effects caused by uncontrollable factors such as politics, economy, natural disasters and other matters cannot be ruled out.

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•	SECTION EIGHT — OPINIONS FROM INDEPENDENT DIRECTORS AND RELEVANT SECURITIES SERVICE PROVIDERS ON THE PROPOSED TRANSACTION — I. OPINIONS FROM INDEPENDENT DIRECTORS (pages 92-94 of the Proposal)

(I)	Opinions from independent directors of Guotai Junan Securities

According to relevant laws and regulations including the Company Law, the Securities Law, Administrative Measures for the Material Asset Restructuring of Listed Companies (Order of CSRC (No.214)) (the “Order of CSRC (No.214)”), the Administrative Measures for Independent Directors of Listed Companies, the Rules Governing the Listing of Stocks on Shanghai Stock Exchange, Guideline No.5 of Shanghai Stock Exchange for Self-Regulation of Listed Companies — Transactions and Related Transactions and relevant provisions including the articles of association of Guotai Junan Securities, Guotai Junan Securities has convened a special meeting of independent directors who considered and issued the following review opinions on the relevant matters:

“1.	The proposal of the Proposed Transaction complies with the Company Law of the People’s Republic of China, Securities Law of the People’s Republic of China, Order of CSRC (No.214), Administrative Measures for the Registration of Issuance of Securities by Listed Companies, and other laws and regulations, and Guotai Junan Securities has fulfilled all the conditions stipulated in the relevant laws and regulations for the implementation of the Proposed Transaction.

2.	The content of the “Proposal on the Merger by Absorption and Share-for-Share Exchange Between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd. and Raising of Ancillary Funds and Related Party Transaction” and its summary prepared by Guotai Junan Securities in respect of the Proposed Transaction are true, accurate and complete. The Proposal has disclosed in detail the statutory procedures required to be fulfilled in respect of the Proposed Transaction, and has also adequately disclosed the risks associated with the Proposed Transaction.

3.	The “Merger by Absorption and Share-for-Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” to be signed by Guotai Junan Securities and Haitong Securities (subject to effectiveness conditions), and the “Share Subscription Agreement Subject to Conditions between Guotai Junan Securities Co., Ltd. and Shanghai State-owned Assets Management Co., Ltd.” to be signed by Guotai Junan Securities and Shanghai SAM (subject to effectiveness conditions) comply with the relevant laws and regulations.

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4.	The exchange price of the merger by absorption and share-for-share exchange is reasonable and fair, and complies with the requirement under the Order of CSRC (No.214) and other laws and regulations. Upon completion of the merger by absorption and share-for-share exchange, Guotai Junan Securities will take into account factors including net profits for the year and cashflow before making arrangements for the profit distribution. It will not prejudice the interests of Guotai Junan Securities and its shareholders, especially the minority shareholders.

5.	The Proposed Transaction constitutes material assets restructuring. The subscriber to the concurrent placement, Shanghai SAM, is the controlling shareholder of the Company. Pursuant to the Rules Governing the Listing of Stocks on the Shanghai Stock Exchange and other laws and regulations, the concurrent placement constitutes a related party transaction. The principle and method of pricing for the concurrent placement are appropriate. It will not prejudice the interests of Guotai Junan Securities and its shareholders, especially the minority shareholders.

6.	The independent directors special committee agrees that Gram Capital Limited will be engaged as an independent financial adviser under the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited in respect of the raising of ancillary funds, and that it will issue an independent opinion on whether the raising of ancillary funds is fair and reasonable and how shareholders should vote after taking into account the opinions from the independent financial adviser, as well as issue a letter to the independent board committee as required by the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited.

7.	To fully protect the interest of dissenting shareholders in the merger by absorption and share-for-share exchange, a cash put option will be granted to dissenting shareholders of Guotai Junan Securities.

8.	We approve the relevant matters relating to the Proposed Transaction and the submission of the relevant Proposals to the board of directors of Guotai Junan Securities for consideration.”

(II)	Opinions from independent directors of Haitong Securities

According to relevant laws and regulations including the Company Law, Securities Law, Order of CSRC (No.214), the Administrative Measures for Independent Directors of Listed Companies, the Rules Governing the Listing of Stocks on Shanghai Stock Exchange, Guideline No.5 of Shanghai Stock Exchange for Self-Regulation of Listed Companies — Transactions and Related Transactions and relevant provisions including the articles of association of Haitong Securities, Haitong Securities has convened a special meeting of independent directors who considered and issued the following review opinions on the relevant matters:

“1.	The proposal of the Proposed Transaction complies with the Company Law of the People’s Republic of China, Securities Law of the People’s Republic of China, Order of CSRC (No.214) and other laws and regulations, and Haitong Securities has fulfilled all the conditions stipulated in the relevant laws and regulations for the implementation of the Proposed Transaction.

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2.	The contents of the “Proposal on the Merger by Absorption and Share-for-Share Exchange Between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd. and Raising of Ancillary Funds and Related Party Transaction” and its summary prepared by Haitong Securities in respect of the Proposed Transaction are true, accurate and complete. The Proposal has disclosed in detail the statutory procedures required to be fulfilled in respect of the Proposed Transaction, and has also adequately disclosed the risks associated with the Proposed Transaction.

3.	The “Merger by Absorption and Share-for-Share Exchange and Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” to be signed by Haitong Securities and Guotai Junan Securities (subject to effectiveness conditions) complies with the relevant laws and regulations.

4.	The exchange price of the merger by absorption and share-for-share exchange is reasonable and fair, and complies with the requirement under the Order of CSRC (No.214) and other laws and regulations. The Post-Merger Company will comprehensively consider factors including net profits for the year, cashflow and other factors upon the completion of the Proposed Transaction before making arrangement for the profit distribution. It will not prejudice the interests of Haitong Securities and its shareholders, in particular the minority shareholders.

5.	Pursuant to the Order of CSRC (No.214), the Proposed Transaction constitutes material assets restructuring.

6.	Pursuant to the Order of CSRC (No.214), the Rules Governing the Listing of Stocks on the Shanghai Stock Exchange and other relevant laws, regulations and normative documents, Haitong Securities and Guotai Junan Securities are not related parties and the Proposed Transaction does not constitute a related party transaction for Haitong Securities.

7.	To fully protect the interest of dissenting shareholders in the Proposed Transaction, a cash put option will be granted to dissenting shareholders of Haitong Securities.

8.	We approve the relevant matters relating to the Proposed Transaction and the submission of the relevant Proposals to the board of directors of Haitong Securities for consideration.”

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•	SECTION EIGHT — OPINIONS FROM INDEPENDENT DIRECTORS AND RELEVANT SECURITIES SERVICE PROVIDERS ON THE PROPOSED TRANSACTION — II. OPINIONS FROM RELEVANT SECURITIES SERVICE PROVIDERS (pages 94-96 of the Proposal)

(I)	Opinions from Orient Securities Co., Ltd.

As the A-share independent financial adviser to Guotai Junan Securities, Orient Securities has, based on the relevant requirements of laws, regulations and documents including the Company Law, the Securities Law, Order of CSRC (No.214), Guideline No. 26 on Content and Format for Information Disclosure by Companies Making Public Offering of Securities — Material Asset Restructurings of Listed Companies (Amended in October 2023) (“Guideline No. 26”), Guideline No. 9 for the Regulation of Listed Companies — Regulatory Requirements for Listed Companies’ Planning and Implementation of Material Asset Restructurings (“Guideline No.9”) and based on the principles of honesty, trustworthiness and diligence, and after carefully reviewing the information provided by all parties and fully understanding the Proposed Transaction, issued the following review opinions as an A-share independent financial adviser:

“1.	The Proposal prepared by the boards of directors of the parties to the merger by absorption and share-for-share exchange complies with the relevant requirements of the Order of CSRC (No.214), Guideline No.9 and Guideline No. 26 in terms of content and format;

2.	The parties to the merger by absorption and share-for-share exchange have issued written commitments and statements in accordance with Article 1 of the Guideline No. 9, which have been clearly specified in the Proposal;

3.	The parties to the merger by absorption and share-for-share exchange have entered into the conditional “Merger by Absorption and Share-for-Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” in respect of the Proposed Transaction; the above agreement complies with the requirements of Article 2 of the Guideline No. 9 containing complete key terms;

4.	None of the relevant entities in the Proposed Transaction are prohibited from participating in any material asset restructuring of listed companies pursuant to Article 12 of the Guideline No. 7 for the Regulation of Listed Companies — Regulation of Abnormal Stock Trading relating to Material Asset Restructuring of Listed Companies;

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5.	The Proposal prepared by the boards of directors of the parties to the merger by absorption and share-for-share exchange has fully disclosed the material uncertainties and risks associated with the Proposed Transaction;

6.	Upon verification, there are no false representations, misleading statements or material omissions in the Proposal prepared by the boards of directors of the parties to the merger by absorption;

7.	The merger by absorption and share-for-share exchange does not constitute a related party transaction of Guotai Junan Securities and Haitong Securities. The Proposed Placement to raise ancillary funds constitutes a related party transaction for Guotai Junan Securities; while the Proposed Transaction does not constitute a listing through restructuring;

8.	Excluding the effects of market factors and the peer industry segments, the cumulative fluctuation in the share price of Guotai Junan Securities during the 20 trading days prior to the trading suspension for the proposed material asset restructuring did not exceed 20%, with no abnormal fluctuation;

9.	Since the parties to the merger by absorption and share-for-share exchange will prepare the merger by absorption and share-for-share exchange report after the completion of the relevant audit and valuation work and submit it to their boards of directors for discussion again, at such time, the A-share independent financial adviser will issue an independent financial adviser’s report on the Proposed Transaction according to the relevant requirements of laws, regulations and normative documents including the Order of CSRC (No.214).”

(II)	Opinions of BOC International (China) Co., Ltd. (“BOCIC”)

As the A-share independent financial adviser to Haitong Securities, BOCIC has, based on the relevant requirements of laws, regulations and documents including the Company Law, the Securities Law, Order of CSRC (No.214), Guideline No. 26, Guideline No. 9 and based on the principles of honesty, trustworthiness and diligence, and after carefully reviewing the information provided by all parties and fully understanding the Proposed Transaction, issued the following review opinions as an A-share independent financial adviser:

“1.	The Proposal prepared by the boards of directors of the parties to the merger by absorption complies with the relevant requirements under the Order of CSRC (No.214), Guideline No.9 and Guideline No. 26 in terms of content and format;

2.	The parties to the merger by absorption have issued written commitments and statements in accordance with Article 1 of the Guideline No.9, which have been clearly specified in the Proposal;

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3.	The parties to the merger by absorption have entered into the conditional “Merger by Absorption and Share-for-Share Exchange Agreement between Guotai Junan Securities Co., Ltd. and Haitong Securities Co., Ltd.” in respect of the Proposed Transaction; the above agreement complies with the requirements of Article 2 of the Guideline No.9 containing complete key terms;

4.	None of the relevant entities in the Proposed Transaction are prohibited from participating in any material asset restructuring of listed companies pursuant to Article 12 of the Guideline No. 7 for the Regulation of Listed Companies — Regulation of Abnormal Stock Trading relating to Material Asset Restructuring of Listed Companies;

5.	The Proposal prepared by the boards of directors of the parties to the merger by absorption has fully disclosed the material uncertainties and risks associated with the Proposed Transaction;

6.	Upon verification, there are no false representations, misleading statements or material omissions in the Proposal prepared by the boards of directors of the parties to the merger by absorption;

7.	The merger by absorption and share-for-share exchange does not constitute a related party transaction of Guotai Junan Securities and Haitong Securities. The Proposed Placement to raise ancillary funds constitutes a related party transaction for Guotai Junan Securities; while the Proposed Transaction does not constitute a listing through restructuring;

8.	Excluding the effects of market factors and the peer industry segments, the cumulative fluctuation in the share price of Haitong Securities during the 20 trading days prior to the trading suspension for the proposed material asset restructuring did not exceed 20%, with no abnormal fluctuation;

9.	Since the parties to the merger by absorption will prepare the merger by absorption and share-for-share exchange report after the completion of relevant audit and valuation works and submit it to their boards of directors again for discussion, at such time, the independent financial adviser will issue an independent financial adviser’s report on the Proposed Transaction according to the relevant requirements of laws, regulations and normative documents including the Order of CSRC (No.214).”

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